Securities, 424I - Securities, 424I: 1	Mar. 27, 2026 USD ($)
Securities, 424I Table
Security Class Title	Common shares of beneficial interest
Aggregate Sales Price	$ 852,330,285.00
Aggregate Redeemed or Repurchased, FY	4,594,639.00
Aggregate Redeemed or Repurchased, Prior FY	0.00
Redemption Credits	0.00
Net Sales	$ 847,735,646.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 117,072.29